(NASDAQ: STAA) STAAR Surgical Annual Shareholder’s Meeting May 14, 2012 ® “Fastest growin g publicly traded medical device Company focused on Ophthalmology.”

Agenda for Shareholder Meeting Welcome/ Director Introductions Voting Process Three proposals for shareholder vote Introduction of Executive Management TEAM Announcement of voting results Adjourn Shareholder’s Meeting Presentation on Company’s progress Shareholder Questions Conclude meeting ®

Don Bailey Chairman of Board Chairman of Nominating & Governance Director and Chairman since 2005 Currently CEO and Director of Questcor Pharmaceuticals (QCOR) Former CEO and Chairman of Comarco (10yrs) ®

Donald Duffy Chairman of Audit Committee Director and Audit Chairman since 2003 Former CFO of IOLab, former ophthalmic subsidiary of J&J Former CFO of J&J Ultrasound division Over 20 years experience in J&J financial positions ®

Mark Logan Director since November 2010 Chairman of Compensation Committee and Member of Nominating & Governance Former Chairman & CEO of VisX and Insmed Former EVP & COO & Director of B&L Current Chairman of Board at Vivus , Inc. Over 35 years of health care experience including areas of ophthalmic medical devices (refractive surgery) and FDA ®

Randy Meier Director since June 2009 Member of Audit Committee and Compensation Committee Current Director of BioMarin Pharmaceuticals Former EVP & CFO of Teleflex, Inc. Former President and COO of AMO Former EVP and CFO of Valeant Pharmaceuticals Held various executive roles within financial and banking institutions ®

John Moore Director since January 2008 Member of Compensation Committee, Audit Committee and Nominating and Governance Former CEO of Notal Vision Former CEO of Laser Diagnostic Technologies Over 25 years experience with ophthalmic medical device companies ®

Shareholder Voting Vote on Three Proposals Election of Directors Ratification of BDO as public accounting firm Advisory vote on Executive Compensation Introduce Executive Management Team Announce results ®

Members of Executive Management Team Deborah Andrews, CFO Hans Blickensdoerfer, Pres. of EMEA Don Fagen, VP of Sales NA Craig Felberg, VP of Global R&D Sam Gesten, VP & General Counsel Bill Goodmen, VP of Global Human Resources Paul Hambrick, VP of Manufacturing Robin Hughes, VP of Global Marketing John Santos, VP of Regulatory & Quality Philippe Subrin, VP of Manufacturing AG Don Todd, Pres. of APAC

Motion to adjourn Annual Meeting ®

(NASDAQ: STAA) May 14, 2012 ® “Fastest growin g publicly traded medical device Company focused on Ophthalmology.”

FORWARD - LOOKING STATEMENTS All statements in this presentation that are not statements of historical fact are forward - looking statements, including any projections of earnings, revenue, sales, profit margins, cash or other financial items, any statements of the p lan s, strategies, and objectives of management for future operations, any statements regarding new products, including but not limi ted to, expectations for success of the ICL or other products in U.S. or international markets, any statements concerning propose d new products and government approval of new products, services or developments, or other future actions of the FDA or other regulators, any statements regarding expectations for the success of our products in the US and the international markets, th e outcome of product research and development or any clinical study, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA and other regulators in approving any medical device and the inherent uncertainty that new devices will be approve d, the likelihood of administrative delays, the risk that our global consolidation plans will not yield the expected savings in tax es or cost of goods or expose us to supply interruptions, the negative effect of global recession on sales of products, especially products like the ICL used in non - reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that research and development efforts will not be successful or may be delayed in delivering for launch, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10 - K filed with the SEC on March 8, 2012. STAAR assumes no obligation to update its forward - looking statements to reflect future events or actual outcomes and does not intend to do so. In addition, to supplement the GAAP numbers, we have provided non - GAAP adjusted net income and basic and diluted net income per share information that excludes manufacturing consolidation expenses, gains on foreign currency, fair market value adjustments for warrants and stock - based compensation expense. We believe that these non - GAAP numbers provide meaningful supplemental information and are helpful in assessing our historical and future performance. A table reconciling the GAAP information to the non - GAAP information is included in our financial release and in our slide presentation can be found in our Form 8 - K filed on May 2, 2012. ®

STAAR Surgical in 2011 Generated 14% revenue growth Grew Visian ICL sales by 32% 85% gross margin product Expanded Gross Margin 370 bps to 67.5% Gross margin dollars +21% Profitable each quarter and full year ®

2011 GAAP Results Comparison to 2010 ($000’s) 2011 2010 Improvement Revenue $62,765 $54,958 +$ 7,808/+14% Gross Profit Dollars $42,369 $35,076 +$ 7,293/+21% Gross Profit Margin 67.5% 63.8% +370 bps Op Expenses x Comet $38,526 $37,678 +$848/+2% Operating Expenses $39,586 $37,678 +$ 1,909/+5% Operating Income $ 2,782 ($ 2,602) +$ 5,384 Inc./Loss from Cont’d Ops $ 1,347 ($ 4,113) +$ 5,461/+$ 6,522 The Road to Success has no stops for complacency! ®

Reconciliation of non - GAAP measures Measure 2011 2010 Net income (GAAP) $ 1,348 $ 53 Mfg consolidation expenses $ 1,060 -- Gain (loss) foreign currency $ (86) $ 87 Adjustment of warrant value $ 118 $ 143 Stock - based compensation expense $ 1,914 $ 1,248 Income from discontinued operations $(4,166) Adjusted net income (loss) $ 4,352 $(2,635) Adjusted income per share $0.12 $(0.08) ® STAAR believes that “Adjusted Net Income (Loss)” is useful to investors in gauging the outcome of the key drivers of our business performance: our ability to increases sales revenue and our ability to increase profit margin by improving the mix of high value products while reducing the costs over which we have control . Certain items have been excluded to achieve that objective as seen above.

2011 Key Metric Report Card Increased 3 of 4 Metrics Mid - Year Q1 Q2 Q3 Q4 2011 Double Digit Revenue Growth Grow ICL Sales by 25% , 30% Continuous Expansion of GM %, End year at 66% , 66.5% Profitable in 3 of 4 all 4 quarters and for the full year ®

0.00 5.00 10.00 15.00 2005 2006 2007 2008 2009 2010 2011 2012 Stock Price 2005 2006 2007 2008 2009 2010 2011 2012 $28.9 $35.8 $35.6 $49.8 $51.1 $55.0 $62.8 Rev 47.4% 47.2% 54.7% 58.4% 61.3% 63.8% 67.5% GM % ($12.6) ($15.0) (16.0) ($23.2) (6.2) ($4.1) $1.3 Income 2005 2006 2007 2008 2009 2010 2011 2012 BMO BMO BMO BMO BMO BMO BMO BMO PacGrow MDB MDB MDB MDB Bench Bench Benchmark PacGrow PacGrow Bench Sidoti Sidoti Sidoti Jefferies Morg Jos Morg Jos Northland Stephens Stephens Stephens Canaccord +30% +97% +72% - 10% - 62% - 11% STAAR Surgical Performance Key Financials Analyst Coverage +6% ®

STAAR 2012 Key Metrics Increase revenues 15% Grow Visian ICL sales by more than 32% Expand Gross Margin to 71% (350 bps) Profitable each quarter and full year Accomplish manufacturing consolidation milestones without customer disruption in supply or quality ® Off To a Good Start in Q1

2012 Q1 GAAP Results Comparison to Q1 2011 ($000’s) Q1 2012 Q1 2011 Improvement Revenue $15,509 $14,849 +$660/+4.4% Gross Profit Dollars $10,902 $ 9,629 +$1,273/ +13% Gross Profit Margin 70.3% 64.8% +550 bps Operating Exps ex Comet $10,069 $ 9,288 +$781/+8% Operating Expenses $10,624 $ 9,421 +$1,203/+13% Operating Income $ 278 $ 208 +$ 70/+34% Other Income $ 186 $ 395 ($ 209) Net Income $ 232 $ 300 ($ 68 ) ®

Reconciliation of Non - GAAP M easure Measure Q1 2012 Q1 2011 GAAP net income $ 232 $ 300 Mfg. consolidation expenses $ 555 $ 133 Gain foreign currency ($ 67) ($ 372) Adjustment of warrant value $ 14 ($ 103) Stock - based compensation exp $ 687 $ 355 Adjusted net income $ 1,421 $ 313 Adjusted income per share $ 0.04 $ 0.01 ®

Expanding Gross Margins With ICL Product Mix Gains 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 Q1 2012 GM% IOL Mix ICL Mix Gross margins have expanded from 49% to 70.3%. Q1 Mix: ICLs at 55.5% and IOLs at 41%. ®

2012 Key Metric Report Card Q1 Q2 Q3 Q4 2012 Increase revenues by 15% Exceed 2011 Visian ICL sales growth of 32% Continuous expansion of GM % to achieve 71% for the full year Profitable each quarter and full year Successfully implement Comet without disruption of product supply ®

Q1 Innovation Updates ® Inventions completed during the quarter allowing Collamer lens to be sterilized in preloaded system. Key feature on the Visian V5 ICL Key surgeons evaluated during ASCRS meeting with very good feedback Believe same system can be used to preload nanoFLEX IOLs

What the ICL Innovation Means V4b Q1 2011 Expanded Range V4c Q1 2012 CentraFLOW Technology V5 Q1 2013 Preloaded ICL ® Allows treatment of virtually all myopic patients. Eliminates a step in the current procedure. More convenient, less procedure time, no delivery issues.

Six New Product Launches In Process during 2012 ICLs IOLs V4c ICL Q4 2011 to Europe Additional approvals 2012 nanoFLEX IOL Q3 2011 to Europe V4 ICL Q4 2011 to Brazil nanoFLEX Toric IOL Q2 2012 to Europe V4 TICL Q4 2011 to Japan KS - SP 1 Piece Preloaded Acrylic Q2 2012 to Europe and Japan ®

STAAR Balance Sheet End of 2011 Profitable & Generating Cash $9.7M swing in cash generation from operations $16.7M in Cash end of year Company Debt Free Only a working line of credit in Japan $121M in NOLs (Worth $1 a share) 37 million diluted shares outstanding 1.4 million warrants at approximately $4 ®

Plan to Use our $121M NOLs Consolidate four manufacturing operations to existing U.S. facility Two years to complete with a cost of $6M Spent $1.1M in 2011 Planned spend of $2M to $2.5M in 2012 Complete by the end of 2013 Over $100M savings in tax and labor costs from 2014 to 2020 Move effective current tax rate from 50% to 10% in 2014 ®

STAAR’s Path to 2014 Continued ICL market penetrations 85% Gross Margin New products (V5 and V6) Targeted IOL profitable growth 60%+ Gross Margin New Products (nanoFLEX Toric + Preloaded) Manufacturing Consolidation complete 2014 STAAR moves to over $100M in revenue, near or at 80% gross margins and 10% tax rate ®

(NASDAQ: STAA) May 14, 2012 ® YOUR QUESTIONS, PLEASE.

®

(NASDAQ: STAA) Investor Presentation May 2012 ® “Fastest growin g publicly traded medical device Company focused on Ophthalmology.”

FORWARD - LOOKING STATEMENTS All statements in this presentation that are not statements of historical fact are forward - looking statements, including any projections of earnings, revenue, sales, profit margins, cash or other financial items, any statements of the p lan s, strategies, and objectives of management for future operations, any statements regarding new products, including but not limi ted to, expectations for success of the ICL or other products in U.S. or international markets, any statements concerning propose d new products and government approval of new products, services or developments, or other future actions of the FDA or other regulators, any statements regarding expectations for the success of our products in the US and the international markets, th e outcome of product research and development or any clinical study, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA and other regulators in approving any medical device and the inherent uncertainty that new devices will be approve d, the likelihood of administrative delays, the risk that our global consolidation plans will not yield the expected savings in tax es or cost of goods or expose us to supply interruptions, the negative effect of global recession on sales of products, especially products like the ICL used in non - reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that research and development efforts will not be successful or may be delayed in delivering for launch, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10 - K filed with the SEC on March 8, 2012. STAAR assumes no obligation to update its forward - looking statements to reflect future events or actual outcomes and does not intend to do so. In addition, to supplement the GAAP numbers, we have provided non - GAAP adjusted net income and basic and diluted net income per share information that excludes manufacturing consolidation expenses, gains on foreign currency, fair market value adjustments for warrants and stock - based compensation expense. We believe that these non - GAAP numbers provide meaningful supplemental information and are helpful in assessing our historical and future performance. A table reconciling the GAAP information to the non - GAAP information is included in our financial release and in our slide presentation can be found in our Form 8 - K filed on May 2, 2012. ®

STAAR Surgical in 2011 Generated 14% revenue growth Grew Visian ICL sales by 32% 85% gross margin product Expanded Gross Margin 370 bps to 67.5% Gross margin dollars +21% Profitable each quarter and full year ®

STAAR 2012 Key Metrics Increase revenues 15% Grow Visian ICL sales by more than 32% Expand Gross Margin to 71% (350 bps) Profitable each quarter and full year Accomplish manufacturing consolidation milestones without customer disruption in supply or quality ® Off To a Good Start in Q1

STAAR Positioned for Growth Two Large M arket O pportunities Strong Balance Sheet Sustainable Competitive Advantages Six new product offerings in 2012 Robust New Product Pipeline Mfg. consolidations leads to big savings ®

Intraocular Lens Focus Lenses Placed within the Eye Cataract Lens Sits in front of natural crystalline lens Refractive ICL Refractive Lens Replaces natural crystalline lens Cataract IOL 56% of sales Q1 41% of sales Q1 ®

Surgical Vision Correction Market Global Refractive Procedure estimate of 3.8M in 2011 grows to 5.5M in 2016 In 2011 97% laser based procedures: LASIK or PRK LASIK has challenges: technology limitations, negative media, capital equipment investment $3 Billion Addressable Market expanding to $4.5B for the STAAR ICL Source: The 2011 Comprehensive Report on the Global Refractive Surgery Market by Market Scope December 2011 ®

Visian ICL ® Premium Product Premium Result Implantable Collamer Lens better known as “the I mplantable Contact Lens ” Made from a proprietary material called Collamer® Corrects myopia (nearsightedness) inability to see far Toric ICL version corrects both myopia and astigmatism (blurred due to inability to focus) ®

STAAR’s Value Driver The Visian ICL Over $32 million sales/$60M to end customer Growth rate 32% 2011/25% Q1 85% Gross Margins New Product Launches $3 Billion Addressable Market Currently about 2% Market Share 10% average share position in Focused Markets would yield $270M of end customer revenue ®

Visian ICL Competitive Landscape STAAR is the market leader in this segment >70% Unit Market Share/85% Dollar Share Only Posterior Lens Approach Other players (Anterior Phakic Lens): Abbott (AMO) / Ophtec Novartis ( Alcon ) The Big Guys are in the WRONG Place and heavily invested in LASIK! LASIK is the Real Competition ®

ICL vs. LASIK Small micro incision Adds a lens into the eye Permanent but removable No induced dry eye Future options preserved Incision over 1 inch - long Burns material away Cannot be reversed Potential dry eye induced May reduce future options Plus eyes in which LASIK is contraindicated . ®

New Visian V4b ICL Doubles Market of Treatable Patients V4b has the widest approval of any refractive option Can treat all LASIK eligible patients and MORE Available in all CE Marked countries Other markets gain expanded range on V4c approval ®

New Visian V4c ICL

58% of ICLs in Europe Q1 (over 1,000 implanted)

- CentraFLOW™ technology restores natural aqueous flow within the eye utilizing the KS-AquaPORT™
- Eliminates a procedure and additional visit by patient
- Less time & more convenient (LASIK-like)
- Economics better for the surgeon
- Premium of 10% on price of V4c




Clearly More Simple.
The New Visian ICL®
with CentraFLOW Technology™

STAAR® SURGICAL

Visian Toric ICL Approved in Japan Estimated 325,000 refractive procedures with very high rate of myopia and astigmatism Dr. Tomita believes that 75% of his ICL usage will be TICL compared to 40% ROW Very attractive market as direct distribution drives a higher gross margin and sales Prevalence of: Japan ROW Myopia 40% 15% to 28% Astigmatism 50% 30% Sources: The Global Refractive Surgery Market by Market Scope December 2011 The Tajima Study 2007 ®

2012 Targeted Visian ICL Markets Market 2011 Proc. Proc ∆ ICL ∆ TICL V4c Share China * 1,003,000 +11% +84% 2008 2012/13 .7% U.S. * 763,000 +6% (1%) 2012 2013 .8% Japan * 325,000 (13%) +167% 2011 2014 .4% Lat Am * 219,000 +3% +8% 2011 2012 1.3% Spain * 155,000 +5% +5% 2002 2011 3.3% India * 141,000 +4% +36% 2007 2012/13 3.5% S. Korea 140,000 +23% +34% 2005 V4b/2012 13.4% Italy * 129,000 +8% (2%) 2002 2011 0.3% Germany 120,000 +8% +52% 2002 2011 1.1% U.K. 120,000 +8% +22% 2002 2011 .2% M East * 64,000 +1% +54% 2005 2012 7.5% Source: The Global Refractive Surgery Market by Market Scope December 2011 . *Adding Sales and Marketing direct employees in 2012. ®

Visian ICL Revenue Gains

Increase of 25% in Q1 2012 and 32% in 2011



Millions $
0
1
2
3
4
5
6
7
8
9
10
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112

STAAR®

APAC and Top 11 Targeted M arkets Q1 2012 Results APAC Top 11 Q1 2011 Q1 2012 +50% +30% ®

Key ICL Asia Pacific markets Q1 2012 Results Japan India China Korea Q1 2011 Q1 2012 +93% +47% +110% +37% ®

Visian ICL Growth Rates 2010, 2011 & 2012 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Q1 Q2 Q3 Q4 Yr 2010 2011 2012 +25% ® V4c Intro V4b Intro

Visian ICL Product Pipeline

Product	R	D	CE	Japan	U.S.
Toric ICL	√	√	√	2011	2012
V4b Expanded Range Lower myopes and toric hyperopic	√	√	2010	NP	NP
V4c (Includes expanded range) Eliminates need for PI	√	√	2011	○	○
V5 (Includes all features of 4b & 4c) Preloaded, enhanced safety design	○	○	2012	2014	2014
V6 (Includes all features of V4 & V5) Multifocal, MF Toric, forgiving design	○	○			

○= In the planning stage.

STAAR® SURGICAL

Q1 Innovation Updates ® Inventions completed during the quarter allowing Collamer lens to be sterilized in preloaded system. Key feature on the Visian V5 ICL Key surgeons evaluated during ASCRS meeting with very good feedback Believe same system can be used to preload nanoFLEX IOLs

DTC Results in Korea Expanded Market Share from 5% to 13.4% in 5 Years Subway Signage Began in 2006 Radio Ads Began in 2007 Bus Wraps Began in 2009 Movie Theater Commercials in 2011 ®

Visian ICL Direct To Consumer Test, Evaluate, Enhance and Re - test Mode Global Social Networking activities Significant increase planned for 2012 Low cost for increased visibility New Facebook Consumer Contest Video segments on ICL vs. LASIK Hard hitting and softer approach Movie Theater Ads in Korea and in U.S. markets Test and re - test messages ®

2012 Social Networking Marketing Strategy Proactively control the Global Messaging on the Visian ICL Increasing traffic to the ICL websites Enhancement of surgeon/practice website presentation of the ICL technology Developing an “on - line army” of ICL patients and surgeons ®

Glasses Contacts RK PRK LASIK ICL RK: Started in 1978, peaked in 1994 . PRK: Started in 1984, peaked in 2006 . LASIK: Started in 1989, Has LASIK peaked?? Under much scrutiny in the past few years particularly in U.S. LASIK procedures losing share in major markets. Visian ICL: Over 300,000 ICLs implanted world wide. Gaining share in major markets . Source: The Global Refractive Surgery Market by Market Scope December 2011 . The ICL Technology Era Beginning? ®

Cataract IOL 19 million IOLs to be implanted in 2011 The Big Three hold 77% market share Alcon (Novartis), AMO (Abbott), B&L (Private) STAAR Strategy Focused on only the higher margin premium IOLs Focused only in markets that generate a fair profit Source: The Global IOL Market by Market Scope May 2011 Large & Growing Market Tough Competitive Landscape ®

Unique Collamer ® Material Proprietary hydrophilic material produces superior quality of vision (competitive advantage) 40% water content produces: Reduced glare or halo effect Free from glistenings Patent protection until 2014/manufacturing know - how much more important Preliminary CAST data suggests “accommodation” potential ®

CAST Preliminary Findings Distance Vision : All cataract patients see very well at far distance Near Vision : Usually require reading glasses nanoFLEX SUPERIOR to all Standard IOLs Intermediate Vision : Usually require glasses for laptop nanoFLEX SUPERIOR to ALL IOLs, both Standard and Premium ®

"nanoFLEX IOL Family" in Europe

- Initial nanoFLEX shipments Q3
  - Rollout to limited countries
- nanoFLEX Toric IOL (NEW PRODUCT)
  - Premium product with very good margins
  - Will allow profitable entry to new markets
  - Collamer will be an excellent competitive advantage over other toric IOLs
  - First shipments Q2 2012

Approved November 16th

STAAR® SURGICAL

STAAR IOL Product Pipeline

Product	R	D	CE	Japan	U.S.
Preloaded Silicone	√	√	√	√	2012
Preloaded 1P Acrylic	√	√	√	√	NP
nanoFLEX IOL	√	√	√	○	√
nanoFLEX Toric	√	○	√	○	2012
nanoFLEX II	○	○	2012	○	2012
Preloaded nanoFLEX	○	○	2013	○	2014
Accommodating IOL	○	○	2013/14	○	○

○= In the planning stage.

STAAR® SURGICAL

2011 GAAP Results Comparison to 2010 ($000’s) 2011 2010 Improvement Revenue $62,765 $54,958 +$ 7,808/+14% Gross Profit Dollars $42,369 $35,076 +$ 7,293/+21% Gross Profit Margin 67.5% 63.8% +370 bps Op Expenses x Comet $38,526 $37,678 +$848/+2% Operating Expenses $39,586 $37,678 +$ 1,909/+5% Operating Income $ 2,782 ($ 2,602) +$ 5,384 Inc./Loss from Cont’d Ops $ 1,347 ($ 4,113) +$ 5,461/+$ 6,522 The Road to Success has no stops for complacency! ®

Reconciliation of non - GAAP measures Measure 2011 2010 Net income (GAAP) $ 1,348 $ 53 Mfg consolidation expenses $ 1,060 -- Gain (loss) foreign currency $ (86) $ 87 Adjustment of warrant value $ 118 $ 143 Stock - based compensation expense $ 1,914 $ 1,248 Income from discontinued operations $(4,166) Adjusted net income (loss) $ 4,352 $(2,635) Adjusted income per share $0.12 $(0.08) ® STAAR believes that “Adjusted Net Income (Loss)” is useful to investors in gauging the outcome of the key drivers of our business performance: our ability to increases sales revenue and our ability to increase profit margin by improving the mix of high value products while reducing the costs over which we have control . Certain items have been excluded to achieve that objective as seen above.

2012 Q1 GAAP Results Comparison to Q1 2011 ($000’s) Q1 2012 Q1 2011 Improvement Revenue $15,509 $14,849 +$660/+4.4% Gross Profit Dollars $10,902 $ 9,629 +$1,273/ +13% Gross Profit Margin 70.3% 64.8% +550 bps Operating Exps ex Comet $10,069 $ 9,288 +$781/+8% Operating Expenses $10,624 $ 9,421 +$1,203/+13% Operating Income $ 278 $ 208 +$ 70/+34% Other Income $ 186 $ 395 ($ 209) Net Income $ 232 $ 300 ($ 68 ) ®

Reconciliation of Non - GAAP M easure Measure Q1 2012 Q1 2011 GAAP net income $ 232 $ 300 Mfg. consolidation expenses $ 555 $ 133 Gain foreign currency ($ 67) ($ 372) Adjustment of warrant value $ 14 ($ 103) Stock - based compensation exp $ 687 $ 355 Adjusted net income $ 1,421 $ 313 Adjusted income per share $ 0.04 $ 0.01 ®

Expanding Gross Margins With ICL Product Mix Gains 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 Q1 2012 GM% IOL Mix ICL Mix Gross margins have expanded from 49% to 70.3%. Q1 Mix: ICLs at 55.5% and IOLs at 41%. ®

2012 Key Metric Report Card Q1 Q2 Q3 Q4 2012 Increase revenues by 15% Exceed 2011 Visian ICL sales growth of 32% Continuous expansion of GM % to achieve 71% for the full year Profitable each quarter and full year Successfully implement Comet without disruption of product supply ®

2011 Key Metric Report Card Increased 3 of 4 Metrics Mid - Year Q1 Q2 Q3 Q4 2011 Double Digit Revenue Growth Grow ICL Sales by 25% , 30% Continuous Expansion of GM %, End year at 66% , 66.5% Profitable in 3 of 4 all 4 quarters and for the full year ®

Six New Product Launches In Process during 2012 ICLs IOLs V4c ICL Q4 2011 to Europe Additional approvals 2012 nanoFLEX IOL Q3 2011 to Europe V4 ICL Q4 2011 to Brazil nanoFLEX Toric IOL Q2 2012 to Europe V4 TICL Q4 2011 to Japan KS - SP 1 Piece Preloaded Acrylic Q2 2012 to Europe and Japan ®

STAAR ASCRS PRESENCE ® 2010 2011 2012 2009 2009

2012 Planned ICL Investments Sales and Marketing Headcount Additions (16) Global Sales (+13) China 2 in Japan India Latin America √ Mideast √ Italy √ 2 in Spain 4 in U.S. √ √ Global Marketing (+3) 2 in Social Media 1 in Clinical Marketing in APAC ®

STAAR Balance Sheet End of 2011 Profitable & Generating Cash $9.7M swing in cash generation from operations $16.7M in Cash end of year Company Debt Free Only a working line of credit in Japan $121M in NOLs (Worth $1 a share) 37 million diluted shares outstanding 1.4 million warrants at approximately $4 ®

Plan to Use our $121M NOLs Consolidate four manufacturing operations to existing U.S. facility Two years to complete with a cost of $6M Spent $1.1M in 2011/$555k in Q1 Planned spend of $2M to $2.5M in 2012 Complete by the end of 2013 Over $100M savings in tax and labor costs from 2014 to 2020 Move effective current tax rate from 50% to 10% in 2014 ®

STAAR’s Path to 2014 Continued ICL market penetrations 85% Gross Margin New products (V5 and V6) Targeted IOL profitable growth 60%+ Gross Margin New Products (nanoFLEX Toric + Preloaded) Manufacturing Consolidation complete 2014 STAAR moves to over $100M in revenue, near or at 80% gross margins and 10% tax rate ®

(NASDAQ: STAA) Generic May 2012 ® “Fastest growin g publicly traded medical device Company focused on Ophthalmology.”